                                                                      Exhibit 99


Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
                 12/26/97

Restricting Events

A) Average Cumulative Net Loss Ratio
     (a)         The Average Cumulative Net Loss Ratio exceeds 1.0% (yes/no)                                          no

                 Initial ADCB                                                                                   273,826,503.00
                                                                                           ADCB of
                                            ADCB of                                      Cumulative             Cumulative
                                          Cumulative               Cumulative        Defaulted Contracts          Net Loss
                                      Defaulted Contracts          Recoveries         net of Recoveries            Ratio
                                      -------------------          ----------        -------------------        ----------

                 2 months prior              0.00                       0.00                       0.00                      0
                 1 month prior               0.00                       0.00                       0.00                      0
                 Current                     0.00                       0.00                       0.00                      0
                                             ----                       ----                       ----
                 Average                     0.00                       0.00                       0.00                      0

                 Annualized maximum Cumulative Net Loss Ratio                                                             1.00%
                 Average Cumulative Net Loss Ratio                                                                        0.00%

   Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the
   Contract Pool as of the Initial Cutoff Date.




B) A Servicer Event has occurred and is continuing (yes/no)                                                           no

C) An Event of Default has occurred and is continuing (yes/no)                                                        no

     (a)         failure to pay on each Distribution Date the full amount of interest on any Note (yes/no)            no

     (b)         failure to pay the then outstanding principal amount of any Note, if any, on its                     no
                 related Maturity Date (yes/no)



Based on A, B and C, a Restricting Event has occurred and is continuing (yes/no)                                      no



Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
                 12/26/97

Obligor Event Trigger Determination
-----------------------------------


The current period is less than 16 months after the Closing Date (January 4, 1999) (yes /n/a)                                 yes
If the current period is less than 16 months after the closing date, one of the top five Obligors,
as of the Cut-Off Date, is a Defaulted Contract in this period (yes / no / n/a)                                                no

The Obligor Event has been cured (yes, if any of following is yes/no, if each of following is no/n/a if not applicable)       n/a
   a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                          n/a
   b)  a Recovery has been received with respect to the Defaulted Contract and no further Recoveries are expected             n/a
   c)  a Successor Servicer has been appointed                                                                                n/a

An Obligor Event has occurred and is continuing

10% Substitution Limit Calculation
----------------------------------

   ADCB as of the Cut-off Date:                                                                                      273,826,503.00

   Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                               0.00
   Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                                   0.00%
   Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds 10% (yes/no)                no

5% Skipped Payment Limit Calculation
------------------------------------
   The percent of contracts with Skipped Payment modifications                                                               0.00%
   The DCB exceeds 5% of the initial ADCB (yes/no)                                                                             no
   Any Skipped Payments have been deferred later than 12 months prior to the Class B Maturity Date                            n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
--------------------------------------------------------------------------------------------

   (i)   The ADCB of all End-User Contracts with Obligors that are governmental entities or municipalities exceeds 1.13% of  0.00%
         the ADCB of the Contract Pool                                                                                         no

   (ii)  The ADCB of all End-User Contracts which finance, lease or are related to Software exceeds 3.88% of the ADCB of     2.25%
         the Contract Pool                                                                                                     no

   (iii) The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors (measured by ADCB as of    4.70%
         the date of determination) exceeds 5.09% of the ADCB of the Contract Pool                                             no

   (iv)  The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors (measured by ADCB as of      21.70%
         the date of determination) exceeds 24.79% of the ADCB of the Contract Pool                                            no

   (v)   The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor Loan of such Vendor or     20.49%
         affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool                                                     no

   (vi)  The ADCB of all End-User Contracts with Obligors thereof located in a single State of the United States exceeds    15.37%
         17.73% of the ADCB of the Contract Pool                                                                               no




Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Accounts
                 12/26/97

                                                                                                Collection              Reserve
                                                                                                  Account                Fund
                                                                                                  -------                ----
Beginning Account Balance                                                                               0.00         2,738,265.00
Investment Earnings                                                                                57,620.19            12,362.19

Collection Account
------------------

Scheduled Payments, net of Excluded Amounts and less Servicer Advances plus Payaheads           7,108,822.12
Add: Prepayment Amounts                                                                         8,004,833.55
Add: Recoveries                                                                                         0.00
Add: Investment Earnings                                                                           57,620.19            12,362.19
Add: Late Charges                                                                                   3,419.38
Add: Expired Lease Proceeds                                                                             0.00
Add: Servicer Advances                                                                            440,115.46



Available Amounts                                                                              15,614,810.70         2,750,627.19
-----------------


Payments on Distribution Date
-----------------------------

    (A) ** Indenture Trustee Fees (first in funds allocation during a Restricting Event                 0.00
                or an Event of Default)
    (A)    Unreimbursed Servicer Advances                                                               0.00

    (B)    Monthly Servicing Fee, due and accrued, including any amounts unpaid                   102,682.29

    (C)    Class A-1 Notes interest, due and accrued, including any amounts unpaid                175,689.02

    (D)    Class A-2 Notes interest, due and accrued, including any amounts unpaid              1,020,688.29

    (E)    Class B Notes interest, due and accrued, including any amounts unpaid                   44,496.81

    (F)    Class C Notes interest, due and accrued, including any amounts unpaid                   30,486.02

    (G)    Class D Notes interest, due and accrued, including any amounts unpaid                   34,821.60

    (H)    The Class A-1 Principal Payment Amount                                              14,109,234.25

    (I)    The Class A-2 Principal Payment Amount                                                       0.00

    (J)    The Class B Principal Payment Amount                                                         0.00

    (K)    The Class C Principal Payment Amount                                                         0.00

    (L)    The Class D Principal Payment Amount                                                         0.00

    (M)    Amounts required to meet the Reserve Fund Amount                                             0.00                 0.00

    (B)*   Monthly Servicing Fee, due and accrued, including any amounts unpaid                         0.00
           (applicable only if an Obligor Event has occurred and is continuing)

    (N)    Any excess to Certificateholders                                                        96,712.43

Distributions to Noteholders and Certificateholders                                            15,614,810.71            12,362.19

Ending balance of accounts                                                                              0.00         2,738,265.00



Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Schedules
               12/26/97
               A Restricting Event has occurred and is continuing (yes/no)                                       no

               Trustee Fees (only in the event of a Restricting Event or an Event of Default)                         0.00


Unreimbursed Servicer Advances
------------------------------

       (i)     Current month Unreimbursed Servicer Advances                                                           0.00
      (ii)     Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                             0.00
     (iii)     Total Unreimbursed Servicer Advances due ((i) + (ii))                                                  0.00
      (iv)     Unreimbursed Servicer Advances distributed                                                             0.00
               Unpaid Unreimbursed Servicer Advances (or arrearage)                                                   0.00




Servicing Fee Schedule
----------------------

       (i)     Servicing Fee Percentage                                                                               0.50%
      (ii)     ADCB of Contract Pool as of the 1st day of the Collection Period                             246,437,502.27
     (iii)     Servicing Fee (((i) / 12) x (ii))                                                                102,682.29
      (iv)     Servicing Fee accrued but not paid in prior periods                                                    0.00
       (v)     Total Servicing Fee due, and accrued but not paid in prior periods ((iii) + (iv))                102,682.29
      (vi)     Monthly Servicing Fee distributed                                                                102,682.29
               Servicing Fee accrued but not paid                                                                     0.00

Class A-1 Interest Schedule
---------------------------

               Opening Class A-1 principal balance                                                           35,591,095.27
       (i)     Class A-1 Interest Rate                                                                              5.7325%
      (ii)     Number of days in Accrual Period                                                                         31
               Monthly Class A-1 Interest Rate ((i) x ((ii)/360))                                                   0.4936%
               Current Class A-1 interest due                                                                   175,689.02
               Prior Class A-1 interest arrearage                                                                     0.00
               Current Period Interest Shortfall                                                                      0.00

               Class A-1 interest distribution                                                                  175,689.02


Class A-2 Interest Schedule
---------------------------

               Opening Class A-2 principal balance                                                          191,678,552.00
               Class A-2 Interest Rate                                                                              6.3900%
               Class A-2 Interest Rate x 30/360                                                                     0.5325%
               Current Class A-2 interest due                                                                 1,020,688.29
               Prior Class A-2 interest arrearage                                                                     0.00
               Current Period Interest Shortfall                                                                      0.00

               Class A-2 interest distribution                                                                1,020,688.29


Class B Interest Schedule
-------------------------

               Opening Class B principal balance                                                              8,214,795.00
               Class B Interest Rate                                                                                6.5000%
               Class B Interest Rate x 30/360                                                                       0.5417%
               Current Class B interest due                                                                      44,496.81
               Prior Class B interest arrearage                                                                       0.00
               Current Period Interest Shortfall                                                                      0.00

               Class B interest distribution                                                                     44,496.81

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
         12/26/97

Class C Interest Schedule

         Opening Class C principal balance                                                                             5,476,530.00
         Class C Interest Rate                                                                                               6.6800%
         Class C Interest Rate x 30/360                                                                                      0.5567%
         Current Class C interest due                                                                                     30,486.02
         Prior Class C interest arrearage                                                                                      0.00
         Current Period Interest Shortfall                                                                                     0.00

         Class C interest distribution                                                                                    30,486.02


Class D Interest Schedule

         Opening Class D principal balance                                                                             5,476,530.00
         Class D  Interest Rate                                                                                              7.6300%
         Class D Interest Rate x 30/360                                                                                      0.6358%
         Current Class D interest due                                                                                     34,821.60
         Prior Class D interest arrearage                                                                                      0.00
         Current Period Interest Shortfall                                                                                     0.00

         Class D interest distribution                                                                                    34,821.60

Class A-1 Principal Schedule
         Class A-1 Maturity Date                                                                                            9/25/98
 (i)     Opening Class A-1 principal balance                                                                          35,591,095.27
 (ii)    ADCB as of last day of second preceding Collection Period                                                   246,437,502.27
 (iii)   ADCB as of last day of immediately preceding Collection Period                                              232,328,268.02
         Expected Class A-1 Payment ( (ii) - (iii) )                                                                  14,109,234.25
 (iv)    Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                                         0.00
         Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                               14,109,234.25
         Class A-1 Principal Payment Amount distribution                                                              14,109,234.25
                                 Shortfall                                                                                     0.00

         Class A-1 Principal Balance after current distribution                                                       21,481,861.02



Class A-2 Principal Schedule

 (i)     Opening Class A-2 principal balance                                                                         191,678,552.00
 (ii)    Applicable Class A-2 Percentage                                                                                      90.91%
 (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                        196,737,172.75
 (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )                                         178,851,975.40
 (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                                    0.00
 (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                                            0.00

         Class A-2 Principal Payment Amount distributed                                                                        0.00
                                 Shortfall                                                                                     0.00

         Class A-2 principal balance after current distribution                                                      191,678,552.00


Class B Principal Schedule

 (i)     Opening Class B principal balance                                                                             8,214,795.00
 (ii)    Applicable Class B Percentage                                                                                         3.90%
 (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                        196,737,172.75
 (iv)    Current month targeted Class B principal balance ( (ii) * (iii) )                                             7,665,084.58
 (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                                    0.00
 (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )                                                              0.00

         Class B Principal Payment Amount distributed                                                                          0.00
                                 Shortfall                                                                                     0.00

         Class B principal balance after current distribution                                                          8,214,795.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
                 12/26/97



Class C Principal Schedule
--------------------------
    (i)     Opening Class C principal balance                                                                       5,476,530.00
    (ii)    Applicable Class C Percentage                                                                                  2.60%
    (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                  196,737,172.75
    (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )                                       5,110,056.39
    (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                              0.00
    (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                                                        0.00

            Class C Principal Payment Amount distributed                                                                    0.00
                                       Shortfall                                                                            0.00

            Class C principal balance after current distribution                                                    5,476,530.00



Class D Principal Schedule
--------------------------

    (i)     Opening Class D principal balance                                                                       5,476,530.00
    (ii)    Applicable Class D Percentage                                                                                  2.60%
    (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes                  196,737,172.75
    (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )                                       5,110,056.39
    (v)     (i) - (iv) (zero until Class A-1 has been retired)                                                              0.00
    (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                                                        0.00

            Class D Principal Payment Amount distributed                                                                    0.00
                                       Shortfall                                                                            0.00

            Class D principal balance after current distribution                                                    5,476,530.00


Reserve Fund Schedule
---------------------

            Prior month Reserve Fund balance                                                                        2,738,265.00
            Initial ADCB                                                                                          273,826,503.00
            Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                                     2,738,265.00
                                    (ii) outstanding principal of the Notes)
            Current period draw on Reserve Fund                                                                             0.00
            Required deposit to Reserve Fund                                                                                0.00
            Actual deposit to Reserve Fund                                                                                  0.00
            Interest Earned on Reserve Account                                                                         12,362.19
            Deposit to Certificateholder                                                                               12,362.19
            Ending Reserve Fund balance                                                                             2,738,265.00

            Ending Reserve Fund balance as a percentage of ADCB                                                            1.18%


Servicing Fee Schedule
----------------------

            Servicing Fee during an Obligor Event                                                                           0.00
            Servicing Fee paid                                                                                              0.00

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
                 12/26/97


                                       CUSIP # 423327AA3
                 Class A-1
                 ---------
                 Class A-1 principal balance                                                                 21,481,861.02
                 Initial Class A-1 principal balance                                                         62,980,096.00

                 Note factor                                                                                   0.341089684



                                       CUSIP # 423327AB1
                 Class A-2
                 ---------
                 Class A-2 principal balance                                                                191,678,552.00
                 Initial Class A-2 principal balance                                                        191,678,552.00

                 Note factor                                                                                   1.000000000



                                       CUSIP # 423327AC9
                 Class B
                 -------
                 Class B principal balance                                                                    8,214,795.00
                 Initial Class B principal balance                                                            8,214,795.00

                 Note factor                                                                                   1.000000000



                                       CUSIP # 423327AD7
                 Class C
                 -------
                 Class C principal balance                                                                    5,476,530.00
                 Initial Class C principal balance                                                            5,476,530.00

                 Note factor                                                                                   1.000000000




                 Class D
                 -------
                 Class D principal balance                                                                    5,476,530.00
                 Initial Class D principal balance                                                            5,476,530.00

                 Note factor                                                                                   1.000000000


Heller Equipment Asset Receivables Trust 1997-1
-----------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
                 12/26/97

ADCB as of the last day of the Collection Period                                                                      232,328,268.02
Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                                          0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                                          0
Defaulted Contracts as a percentage of ADCB (annualized)                                                                       0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                                           0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                                           0

DCB of Prepaid Contracts as of the last day of the Collection Period                                                    7,862,896.86
Number of Prepaid Contracts as of the last day of the Collection Period                                                           26

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                              0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                              0

DCB of Warranty Contracts as of the last day of the Collection Period                                                           0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                           0

DCB of repurchased Contracts as of the last day of the Collection Period                                                        0.00
Number of repurchased Contracts as of the Collection Period                                                                        0

DCB of Additional Contracts as of the last day of the Collection Period                                                         0.00
Number of Additional Contracts as of the Collection Period                                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                                0.00


Delinquencies                                     Dollars                   Percent
                                                  -------                   -------
       Current                                   227,386,362.98                98.13%
       31-60 days past due                         3,027,317.15                 1.31%
       61-90 days past due                         1,158,336.04                 0.50%
       Over 90 days past due                         153,222.93                 0.07%
                                                     ----------                 -----
       Total                                     231,725,239.10               100.00%

       31+ days past due                           4,338,876.12                 1.87%

 (i)   DCB of cumulative Defaulted Contracts  (cumulative gross losses to date)                                                 0.00
 (ii)  Cumulative Recoveries realized on Defaulted Contracts                                                                    0.00
       Cumulative net losses to date  ( (i) - (ii) )                                                                            0.00

       ----------------------------------------------------------
                           Static Information
       Initial ADCB                                  273,826,503
       Discount Rate                                      6.9239%
       Class A-1 Initial Principal Amount             62,980,096
       Class A-1 Interest Rate                            5.7325%
       Class A-2 Initial Principal Amount            191,678,552
       Class A-2 Interest Rate                            6.3900%
       Class B Initial Principal Amount                8,214,795
       Class B Interest Rate                              6.5000%
       Class C Initial Principal Amount                5,476,530
       Class C Interest Rate                              6.6800%
       Class D Initial Principal Amount                5,476,530
       Class D Interest Rate                              7.6300%
       Reserve Fund Initial Deposit                    2,738,265
       Class A-1 Maturity Date                           9/25/98
       Classes A-2, B, C, & D Maturity Date              5/25/05
       Closing Date                                       9/4/97
       ---------------------------------------------------------